New Zealand gas sale proceeds	12 Months Ended
Dec. 31, 2024
Oil and Gas Assets [Abstract]
New Zealand gas sale proceeds	New Zealand gas sale proceeds:
During 2024, the Company entered into short-term commercial arrangements to provide the natural gas available to the Company into the New Zealand electricity market. As a result, the Company has recognized $103 million of net proceeds in the year ended December 31, 2024 relating to gas provided. This does not include fixed costs, the impact of lost margin on the sale of methanol that was not produced in the period and additional supply chain costs incurred.